UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2017

Central Index Key Number of the issuing entity: 0001702746
Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33
(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361
Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001541557
Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113
Bank of America, National Association

Central Index Key Number of the sponsor: 0001089877
KeyBank National Association
(Exact names of sponsors as specified in their charters)

Delaware	333-206582-07	13-3291626
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 11, 2017, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2017-C33 (the “Certificates”), was issued by Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2017 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, certificate administrator, certificate registrar, authenticating agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Pooling and Servicing Agreement.

One mortgage loan, secured by the mortgaged property identified as “Pentagon Center” on Schedule I to the Pooling and Servicing Agreement (the “Pentagon Center Mortgage Loan,”), is an asset of the Issuing Entity and part of a whole loan (the “Pentagon Center Whole Loan”) that includes the Pentagon Center Mortgage Loan and five pari passu promissory notes (each, a “Pari Passu Companion Loan”) that are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the Pentagon Center Whole Loan will be serviced and administered (i) until the securitization of the related controlling Pari Passu Companion Loan, under the pooling and servicing agreement governing the GSMS 2017-GS5 securitization and (ii) from and after the securitization of the related controlling Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The controlling Pari Passu Companion Loan related to the Pentagon Center Whole Loan was securitized on May 31, 2017 in connection with the issuance of a series of mortgage pass-through certificates entitled GS Mortgage Securities Trust 2017-GS6, Commercial Mortgage Pass-Through Certificates, Series 2017-GS6. Consequently, the Pentagon Center Mortgage Loan is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of May 1, 2017 (the “GSMS 2017-GS6 PSA”), between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (in such capacity, the “Non-Serviced Master Servicer”) and as special servicer (in such capacity, the “Non-Serviced Special Servicer”), Wells Fargo Bank, National Association, as trustee and certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer. The GSMS 2017-GS6 PSA is attached hereto as Exhibit 4.5.

The servicing terms of the GSMS 2017-GS6 PSA will be substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Pooling and

Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the prospectus relating to the Certificates, dated May 5, 2017, and the following:

•	The master servicer under the GSMS 2017-GS6 PSA will earn a primary servicing fee with respect to the Pentagon Center Mortgage Loan that is to be calculated at 0.0025% per annum.

•	Special servicing fees, workout fees and liquidation fees payable to the special servicer under the GSMS 2017-GS6 PSA with respect to the Pentagon Center Whole Loan are generally calculated in a manner similar, but not necessarily identical, to the corresponding fees under the Pooling and Servicing Agreement; provided, that the special servicing fee payable under the GSMS 2017-GS6 PSA with respect to the Pentagon Center Mortgage Loan will accrue at a rate equal to the greater of 0.25% per annum and such rate as would result in a special servicing fee equal to $3,500 for the related month, but such rate will not be subject to adjustment in the event the risk retention consultation party under the GSMS 2017-GS6 PSA is entitled to consult with the Non-Serviced Special Servicer.

•	The Non-Serviced Special Servicer will be required to take actions with respect to the Pentagon Center Mortgage Loan if such mortgage loan becomes the equivalent of a Defaulted Loan, which actions will be similar to the actions described under “Pooling and Servicing Agreement—Realization Upon Mortgage Loans” and “—Sale of Defaulted Loans and REO Properties,” but will be subject to certain differences, including that the Non-Serviced Special Servicer may accept the first cash offer that constitutes a fair price in connection with the sale of a defaulted loan and a sale to a party to the GSMS 2017-GS6 PSA, a borrower party or certain other conflicted parties will only be approved if such party’s offer is the highest offer and at least two offers (rather than one) are received from independent third parties.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits:

4.5       Pooling and Servicing Agreement, dated as of May 1, 2017, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By: /s/ George Kok
Name: George Kok
Title: President

Date: June 5, 2017

EXHIBIT INDEX

Exhibit Number	Description
4.5	Pooling and Servicing Agreement, dated as of May 1, 2017, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.